                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 23 day of July 1998.


Signature Title



/s/ J. Carter Bacot
-------------------
J. Carter Bacot
Director









s8poa

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 22 day of July 1998.


Signature Title



/s/ Purdy Crawford
------------------
Purdy Crawford
Director









s8poa

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 22 day of July 1998.


Signature Title



/s/ Philip H. Geier Jr.
----------------------
Philip H. Geier Jr.
Director








s8poa

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 23 day of July 1998.


Signature Title


/s/ Jarobin Gilbert Jr.
-----------------------
Jarobin Gilbert Jr.
Director









s8poa

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 23 day of July 1998.


Signature Title


/s/ Allan Z. Loren
-------------------
Allan Z. Loren
Director








s8poa

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 24 day of July 1998.


Signature Title


/s/ Margaret P. MacKimm
-----------------------
Margaret P. MacKimm
Director





s8poa

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 23 day of July 1998.


Signature Title

/s/ John J. Mackowski
-----------------------
John J. Mackowski
Director









s8poa

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 23 day of July 1998.


Signature Title

/s/ James E. Preston
---------------------
James E. Preston
Director








s8poa

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 23 day of July 1998.


Signature Title


/s/ Christopher A. Sinclair
----------------------------
Christopher A. Sinclair
Director








s8poa